KeyBanc Capital Markets
2005 Industrial &
Automotive Investment
Conference

 June 8, 2005

Charles G. “Chip” McClure

Chairman, CEO and President

James D. Donlon, III

Sr. Vice President and CFO

Rakesh Sachdev

Sr. Vice President Corporate Strategy

Cautionary Statement Concerning
Forward-Looking Statement

This presentation contains “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates and potential disruption production and supply due to terrorist attacks or acts of aggression; availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; the financial condition of the company’s suppliers and customers, including potential bankruptcies; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; the credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor’s Securities and Exchange Commission filings.

Agenda

Company Profile

Winning with the 3Rs

Profitable Growth Opportunities

Segments and Outlook

Summary

Two Focused Businesses

Market Diversity

Commercial
Vehicle
Systems

Light

Vehicle
Systems

60%

40%

Total Sales = $8.0B

Continuing Operations

FY 2004

Geographic Split

Geographic Diversity

North
America

Europe

39%

50%

Total Sales = $8.0B

Continuing Operations

FY 2004

11%

Asia and
Other

Product Line

Product Diversity

CVS –
Undercarriage

and Drivetrain

LVS –
Undercarriage

33%

34%

Total Sales = $8.0B

Continuing Operations

FY 2004

18%

9%

6%

LVS –
Emission
Technology

LVS -
Aperture

CVS -
Specialty

Agenda

Company Profile

Winning with the 3Rs

Profitable Growth Opportunities

Segments and Outlook

Summary

The 3Rs

Rationalize

Initiate
and
Execute

3Rs

Regenerate

Refocus

3Rs Update

Rationalize

400-500 salaried reductions

Closed 5 facilities over the

   last two years

Focused and intense cost

  reductions

Closing 11 facilities

Integrating and

  consolidating other facilities

Efficient asset utilization

Expand margins

Align capacity to market

Higher return on assets

Refocus

Sold Roll Coater

Sold Automotive Stamping

  Components

Sold Central Tubing Facility

Sold Trailer Axle Beam

  Manufacturing Operation

Sell LVA (North America)

Sell LVA (Europe)

Evaluating all business lines

Sell other non-core and

  non-performing businesses

Concentrate and focus on

  businesses that generate

  cash and strengthen

  financial position

Regenerate

Volvo – RVI axles

Net new business

Hyundai doors

Strong CVA sales

On-Trac support

CVS new emission

   technology contracts

Toyota emissions

Asia FAW brakes

Lexus steering (MSSC)

Fill strategic gaps

Bolt-on acquisitions,

   alliances, and

   partnerships

Expand global presence

China

India

Emissions 2007 - 2010

What have we done?

What are we doing now?

Where are we going?

New Restructuring Actions

Summary of Plan

400-500 global salaried
employees

Close 11 facilities largely in LVS

Integration and consolidation of
other facilities

Benefits

Take out excess capacity

Improve fixed cost

Improve operational efficiencies

Improve manufacturing footprint

$23

$25

Non-Cash Costs

Cash Costs

Annual Savings

$39

$62

$110

$135

($ in millions)

Savings

Costs

2Q Charge

Remainder of Charges – Approximately $73M – to be
Incurred in the Next 12 - 18 Months

$50-$60

Agenda

Company Profile

Winning with the 3Rs

Profitable Growth Opportunities

Segments and Outlook

Summary

Expanding Our Global Presence in
Asia/Pacific

FY04 sales $397M

7 countries

24 sites

~2,100 employees

Global Strategy

Year-Over-Year Growth in China

Light Vehicle Systems

Commercial Vehicle Systems

Global Growth Strategy

Presence in Europe

FY04 sales $3.2B

12 countries

14 major
manufacturing and
distribution operations

Additional facilities
located throughout
Europe

~10,000 employees

Global Strategy

Presence in North America

Global Strategy

FY04 sales $4.0B

3 countries

60 sites

~15,000 employees

FY04 sales $312M

Three countries

Eleven sites

~2,500 employees

Global Strategy

Presence in South America

Note: Does not include discontinued operations

Unconsolidated joint ventures financial performance is strong

Sales $1.1B and Net Income of $56M

$600M in consolidated sales

Strong cash dividends

Total assets of unconsolidated joint ventures $454M

Twelve emerging market JVs

Taking advantage of domestic growth and export opportunities

Most are market leaders in their region

Joint Ventures Add to Success

Future Direction

LVS

Components:

Axles

Brakes

Suspensions

Drivelines

Controls

Sourcing

Design

Engineering

Suspension

Module

                          SYNERGIES

Integrated
Systems/

Modules

Total System
Design
Engineering
Expertise

Components:

Axles

Brakes

Suspensions

Drivelines

Controls

CVS

Future

Today

Undercarriage Growth Strategy

Worldwide Emissions Regulations

Emissions Growth Strategy

EPA ’98

EPA ’04

Euro IV

Euro III

Euro II

Euro I

Japan ‘05

Projected

Euro
III=
2010

Euro IV=
2006

Euro IV=
2010

Euro III= 2006
Euro IV= 2009

Euro III= 2007
Euro IV=2010

Euro IV=
20??

EPA ‘04=
2007

Euro V= 2008
Euro VI=2011

Significant Diesel Emissions Opportunity

LVS

CVS

EURO 4 & 5, US 2007 & 2010

JAPAN 2005

Emissions Growth Strategy

LVS Awarded Contract Volumes
Worldwide*

* Confirmed Business Only (Dec. 2004)

Calendar Years

$-

$50m

$100m

$150m

$200m

$250m

$300m

2005

2006

2007

2008

Manifold

NVH (mufflers)

DOC/DPF

CVS Awarded Contract Volumes
Europe and U.S.*

* Confirmed Business Only (Dec. 2004)

0

$50m

$100m

$150m

$200m

$250m

2003

2004

2005

2006

2007

2008

2009

Calendar Years

U.S. HD Truck PM Filter

European HD Engine PM Filter

European MD PM Filter

European HD Truck SCR

European HD/MD Truck SCR

Agenda

Company Profile

Winning with the 3Rs

Profitable Growth Opportunities

Segments and Outlook

Summary

Building Resilience
to Market and Customer Risk

Well-Defined Short-Term Strategies

and Actions for Each Segment

N.A. OEM
Truck & Trailer
Sales

16%

FY 2004

Europe &

ROW

OE Sales

12%

CV
Aftermarket &

Specialty
OEMs

12%

N.A. Big 3 LVS
OEM Sales

20%

Other LVS

OEM Sales

40%

Commercial
Vehicle
Systems

40%

Light

Vehicle
Systems

60%

CVS N.A. OEM Truck and Trailer

Manage through economic cycles

Profitable during downturn

Layered capacity in developing
countries (Mexico, Brazil, Turkey, India)

Selling non-core assets

Leverage extensive and established
sales and service network

Seize emissions opportunity

Leverage “component” strength to
enter systems and modules business

N.A. OEM Truck
& Trailer Sales

16%

Successfully Managing Cyclicality

Class 8

10%

Class 5-7

3%

Trailers

3%

CVS Europe and Rest-of-World OEM

Successfully de-integrate OEMs
drivetrain business

Volvo/RVI axle and brake business

Emerging market opportunities (India
and China)

Other European OEMs

Leverage manufacturing footprint to
expand margins

CV Emissions business opportunity

SCR for Euro IV

Several contracts won

Europe & ROW

OEM Sales

12%

Continuing Growth Opportunities

CV Aftermarket and Specialty OEM

Leverage brand and distribution
channel to expand share and content

Growing brake business

Growing remanufacturing business

Synergies between OEM and
aftermarket

Core competencies in developing
mechanically complex and low-
volume specialty products

CV Aftermarket

& Specialty OEs

12%

Highly Stable and Profitable Business

Selective growth; manage for
margins

Exhaust, apertures

Selective growth; manage for
returns on invested capital

Suspension modules

N.A. Big Three Light Vehicle OEM Sales

N.A. Big Three

LVS OEM Sales

20%

Continue aggressive cost
reduction programs

Right-size manufacturing capacity

Flawless product launches

Continue growth in emerging
markets and with Asian OEMs in

            North America

China, Korea, India

Other LVS OEM Sales

ROW  LVS

OEM Sales

40%

CVS 2007 vs. 2001 – N.A. Truck Market

2001 Downturn

Class 8 market declined 50%
(to 150,000)

CVS OE business in NA ~ 60%

CVS business slightly profitable
(before restructuring)

ARM generated $188M in free
cash flow (lower working
capital)

2007 Downturn

Market expected to decline
less (~ 35%)

CVS OE business in NA <50%

CVS business profitability
expected to be higher

ARM free cash flow expected
to be healthy

2007 Downturn Not Expected to be as Severe When
Compared to the 2001 Downturn

Agenda

Company Profile

Industry Challenges

Winning with the 3Rs

Profitable Growth Opportunities

Summary

Financial Performance Improvement

CVS volumes and performance strong

Savings from restructuring initiatives and
productivity programs beginning to be realized

Impact of steel moderating

Managing through lower GM and Ford production
volumes

Q3 and Full Year Guidance Expected to be at the Top of
the Range

Appendix

ABS, air
system and
stability
controls

Emissions

systems

Complete

Braking

systems

(wheel ends
and brakes)

Drivelines

Automated

transmissions
/clutch

Front and
rear axles

CVS Product Portfolio

Trailer and

suspension

systems

LVS Product Portfolio

Roof systems and modules

Door systems
and modules

Suspension
components
(coil
springs,
stabilizer
and torsion
bars)

Steel wheels

Emission systems

Suspension
modules

Exhaust
systems